                                                                    Exhibit 4.A.

NUMBER                                 [LOGO]                             SHARES


                                 COLUMBIA BALANCED
                                     FUND, INC.
                 INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON


This Certifies that


*SEE REVERSE FOR
CERTAIN DEFINITIONS


is the owner of
fully paid and non-assessable Shares of the Columbia Balanced Fund, Inc. transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



George L. Hanseth
SECRETARY



Columbia Balanced Fund, Inc.
CORPORATE
SEAL

OREGON


Dated:



J. Jerry Inskeep, Jr.
CHAIRMAN



COUNTERSIGNED:
BY TRANSFER AGENT


------------------------------------------------------------
Authorized Officer

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
     THE SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR BY A SECURITIES FIRM HAVING MEMBERSHIP ON A RECOGNIZED NATIONAL SECURITIES EXCHANGE, WHOSE SIGNATURE(S) IS KNOWN TO THE TRANSFER AGENT OF THE CORPORATION.



     For value received, __________________hereby sell, assign and transfer unto

________________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


________________________________________________________________________________

_______________________________________________________________________Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably  constitute and appoint ____________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

     Dated, __________________________ 19____

            ____________________________________________________________________
                                        Owner
            ____________________________________________________________________
                            Signature of Co-Owner, if any

                IMPORTANT:  BEFORE SIGNING, READ AND COMPLY CAREFULLY
                            WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) GUARANTEED BY:_____________________________________________________


     *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common        UNIF GIFT MIN ACT-_____Custodian-____
                                                         (Cust)        (Minor)
TEN ENT   - as tenants by the entireties           under Uniform Gifts to Minors

JT TEN    - as joint tenants with right of
            survivorship and not as tenants
            in common                                        Act________________
                                                                   (State)
         Additional abbreviations may also be used though not in the above list.



________________________________________________________________________________
                      THIS SPACE MUST NOT BE COVERED IN ANY WAY